Intangible assets	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Intangible assets
15.	Intangible assets

Development costs
RMB’000

Cost
At January 1, 2016, December 31, 2016 and January 1, 2017	168,526
Disposal	(31,704)

At December 31, 2017	136,822

Impairment
At January 1, 2016, December 31, 2016 and January 1, 2017	86,700
Charge to consolidated statement of profit or loss	40,000

At December 31, 2017	126,700

Net carrying amount
At December 31, 2016	81,826

At December 31, 2017	10,122

US$’000	1,599

In 2017, upon the completion of engineering design services for the heavy-duty engine platform to the Group’s joint venture company, Y&C, the respective technology development costs were transferred to consolidated statement of profit or loss under the line item “ other operating income” to record the net gain from the project.

At December 31, 2017, The Group has an intangible asset representing technology development costs held by Jining Yuchai with carrying amount of RMB 10,122 (US$1,599) (2016: RMB 50,122).

The Group perform an impairment review on intangible assets when there is a triggering event.

In 2015, the management performed impairment review based on the updated business plan after due considerations of a slowdown in the PRC economy. As a result, subsequent to the impairment loss of RMB 60,000 recorded in 2014, a further impairment loss of RMB 26,700 was charged to consolidated statement of profit or loss under the line item “selling, distribution and administrative costs” in respect of this technology development costs.

In 2016, management performed impairment review based on the updated business plan and no impairment loss was recognized.

In 2017, due to the stringent emission standard requirement, management revised its business plan and shortened the expected useful life of the intangible assets from 15 years to 10 years. As a result, a further impairment loss of RMB 40,000 (US$6,320) was charged to consolidated statement of profit or loss under the line item “selling, distribution and administrative costs”.

The recoverable amount was determined based on its value in use using the discounted cash flow approach. Cash flows were projected based on historical growth, past experience and management best estimation of future business outlook.    The recoverable amount of the intangible asset was based on its value in use. The Group used a 10 years forecast, using pre-tax discount rate of 13.69%. The revised business plan projected 6 years, year 2023 to reach the commercial deployment of the technology. The revenue growth rate is estimated at 15.6% in 2023 and thereafter management assumed no revenue growth from 2024 to 2027. In 2016, the Group used a 15 years forecast, using pre-tax discount rate of 12.98%. The business plan projected 5 years, year 2021 to reach the commercial deployment of the technology. The revenue growth rate is estimated at 6.7% in 2022 and thereafter management assumed no revenue growth from 2023 to 2031.

If the pre-tax discount rate increased by 1% (2016: 1%) from management estimates, the Group’s impairment loss on intangible asset in Jining Yuchai would increase by RMB 6,731 (US$1,063) (2016: RMB 2,443).